7. SHORT-TERM NET INVESTMENT IN SALES-TYPE LEASES (Details) - USD ($) $ in Thousands	Jun. 30, 2015	Dec. 31, 2014
Notes to Financial Statements
Minimum lease payments receivable	$ 34,946	$ 58,976
Less: Allowance for doubtful accounts	(349)	(590)
Net minimum lease payments receivable	34,597	58,386
Less: unearned interest income	(661)	(1,411)
Short-term net investment in sales-type leases	$ 33,936	$ 56,975